                                                                   EXHIBIT 99.28
                                                                   -------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that
Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan
Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement
Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement
Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.
Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan
Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.
We recommend that such investors obtain the advice of their Morgan Stanley,
Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                     IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                    2005-HE1
                                    ARM LOANS

TABLE OF CONTENTS

1. Documentation Level

2. Credit Score

3. Range of Combined Original LTV Ratios (%)

4. Documentation Level Greater than 85% LTV

1. DOCUMENTATION LEVEL

------------------------------------------------------------------------------------------------------------------------------------
                                                                 % OF
                                                                MORGAGE
                                                   AGGREGATE    POOL BY      AVG      WEIGHTED               WEIGHTED
                                         NUMBER     CUT-OFF    AGGREGATE   MORTGAGE    AVERAGE    WEIGHTED    AVERAGE
                                           OF        DATE       CUT-OFF      LOAN       GROSS     AVERAGE    COMBINED    WEIGHTED
                                        MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL   INTEREST     GROSS     ORIGINAL     AVERAGE
DOCUMENTATION LEVEL                      LOANS      BALANCE     BALANCE    BALANCE      RATE       MARGIN       LTV     FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------

Stated Documentation                     1,205    271,605,842    52.14     225,399     7.254       6.634       80.27       648.9
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                       1,341    226,793,764    43.54     169,123     7.400       6.679       80.49       603.6
------------------------------------------------------------------------------------------------------------------------------------
Limited/Alternate                          107     21,530,190     4.13     201,217     7.313       6.387       79.32       592.8
------------------------------------------------------------------------------------------------------------------------------------
No Ratio                                     5        972,962     0.19     194,592     8.055       5.497       91.41       665.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   2,658    520,902,758   100.00     195,975     7.321       6.641       80.34       626.9
------------------------------------------------------------------------------------------------------------------------------------

2. CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------
                                                                 % OF
                                                                MORGAGE
                                                   AGGREGATE    POOL BY      AVG      WEIGHTED               WEIGHTED
                                         NUMBER     CUT-OFF    AGGREGATE   MORTGAGE    AVERAGE    WEIGHTED    AVERAGE
                                           OF        DATE       CUT-OFF      LOAN       GROSS     AVERAGE    COMBINED    WEIGHTED
                                        MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL   INTEREST     GROSS     ORIGINAL     AVERAGE
CREDIT SCORE                             LOANS      BALANCE     BALANCE    BALANCE      RATE       MARGIN       LTV     FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------

481 - 500                                    5      1,319,091     0.25     263,818     8.798       8.072       67.05         500
------------------------------------------------------------------------------------------------------------------------------------
501 - 520                                  201     31,080,634     5.97     154,630     8.777       7.269       72.50       511.1
------------------------------------------------------------------------------------------------------------------------------------
521 - 540                                  208     31,611,962     6.07     151,981     8.436       7.143       75.11       530.6
------------------------------------------------------------------------------------------------------------------------------------
541 - 560                                  222     33,092,092     6.35     149,063     8.202       7.268       76.67       551.1
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                                  231     40,270,935     7.73     174,333     7.797       6.896       78.69       570.5
------------------------------------------------------------------------------------------------------------------------------------
581 - 600                                  276     53,734,224    10.32     194,689     7.357       6.666       80.59       590.5
------------------------------------------------------------------------------------------------------------------------------------
601 - 620                                  289     56,604,011    10.87     195,862     7.200       6.459       81.26       610.7
------------------------------------------------------------------------------------------------------------------------------------
621 - 640                                  304     60,569,111    11.63     199,240     7.189        6.49       83.01       629.8
------------------------------------------------------------------------------------------------------------------------------------
641 - 660                                  257     57,204,374    10.98     222,585     6.962       6.335       82.34       650.3
------------------------------------------------------------------------------------------------------------------------------------
661 - 680                                  186     38,197,066     7.33     205,361     6.988       6.584       82.31       670.8
------------------------------------------------------------------------------------------------------------------------------------
681 - 700                                  149     32,615,601     6.26     218,897     6.713       6.361       81.70       689.9
------------------------------------------------------------------------------------------------------------------------------------
701 - 720                                  117     28,223,964     5.42     241,230     6.722       6.368       84.00       710.4
------------------------------------------------------------------------------------------------------------------------------------
721 - 740                                   90     24,911,500     4.78     276,794     6.520       6.456       81.99       729.3
------------------------------------------------------------------------------------------------------------------------------------
741 - 760                                   62     14,631,364     2.81     235,990     6.408       6.288       81.07       749.8
------------------------------------------------------------------------------------------------------------------------------------
761 - 780                                   42     12,653,307     2.43     301,269     6.472       6.455       79.93       768.7
------------------------------------------------------------------------------------------------------------------------------------
781 - 800                                   15      3,592,184     0.69     239,479     6.438       6.382       81.44       788.5
------------------------------------------------------------------------------------------------------------------------------------
801 - 820                                    4        591,338     0.11     147,835     6.570       5.787       82.30       804.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   2,658    520,902,758   100.00     195,975     7.321       6.641       80.34       626.9
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 810
Non-Zero Weighted Average: 627

3. RANGE OF COMBINED ORIGINAL LTV RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % OF
                                                                   MORGAGE
                                                      AGGREGATE    POOL BY      AVG      WEIGHTED               WEIGHTED
                                            NUMBER     CUT-OFF    AGGREGATE   MORTGAGE    AVERAGE    WEIGHTED    AVERAGE
                                              OF        DATE       CUT-OFF      LOAN       GROSS     AVERAGE    COMBINED   WEIGHTED
                                           MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL   INTEREST     GROSS     ORIGINAL    AVERAGE
RANGE OF COMBINED ORIGINAL LTV RATIOS (%)   LOANS      BALANCE     BALANCE    BALANCE      RATE       MARGIN       LTV    FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------

<= 10.00                                       1      119,703      0.02       119,703     7.000        6.5        9.80        641
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                  2      189,813      0.04        94,906     9.255      7.439       13.68      527.6
------------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                                  3      162,303      0.03        54,101     9.353       8.93       17.18      533.9
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                  7      920,902      0.18       131,557     6.845      6.512       23.91      636.9
------------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                                  5      449,079      0.09        89,816     6.573       6.53       28.06      677.2
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                  7      703,457      0.14       100,494     7.393      6.573       33.37      614.1
------------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                 14    2,078,237      0.40       148,446     7.370      6.548       38.30      599.6
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                 17    2,319,701      0.45       136,453     8.030      6.647       42.66      548.5
------------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                 21    2,852,649      0.55       135,840     7.608      6.551       48.05      571.1
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                 36    6,102,141      1.17       169,504     7.418       6.56       52.70      585.1
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                 61   10,385,124      1.99       170,248     7.646      6.782       57.99      569.6
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                112   20,233,000      3.88       180,652     7.657      6.836       63.84      585.3
------------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                154   26,448,151      5.08       171,741     7.706      6.773       68.94      583.2
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                196   36,356,932      6.98       185,495     7.651      6.861       74.38      580.5
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                978  212,271,622     40.75       217,047     6.855      6.488       79.78      652.2
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                344   70,693,393     13.57       205,504     7.460      6.808       84.34      608.9
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                440   83,804,501     16.09       190,465     7.624      6.637       89.75      624.3
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                176   32,333,799      6.21       183,715     7.850      6.651       94.73        642
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                84   12,478,251      2.40       148,551     8.241       7.01       99.87      670.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     2,658  520,902,758    100.00       195,975     7.321      6.641       80.34      626.9
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 9.80
Maximum: 100.00
Weighted Average: 80.34

4. DOCUMENTATION LEVEL GREATER THAN 85% LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                    % OF
                                                                   MORGAGE
                                                      AGGREGATE    POOL BY      AVG      WEIGHTED               WEIGHTED
                                            NUMBER     CUT-OFF    AGGREGATE   MORTGAGE    AVERAGE    WEIGHTED    AVERAGE
                                              OF        DATE       CUT-OFF      LOAN       GROSS     AVERAGE    COMBINED   WEIGHTED
                                           MORTGAGE   PRINCIPAL   PRINCIPAL  PRINCIPAL   INTEREST     GROSS     ORIGINAL    AVERAGE
DOCUMENTATION LEVEL GREATER THAN 85% LTV    LOANS      BALANCE     BALANCE    BALANCE      RATE       MARGIN       LTV    FICO SCORE
------------------------------------------------------------------------------------------------------------------------------------

Full Documentation                           410     66,070,695     51.37     161,148      7.741      6.814       92.16     622.1
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                         259     56,274,680     43.75     217,277      7.772      6.584       91.88     647.4
-----------------------------------------------------------------------------------------------------------------------------------
Limited/Alternate                             26      5,298,213      4.12     203,777      7.339       6.17       90.98     616.5
-----------------------------------------------------------------------------------------------------------------------------------
No Ratio                                       5        972,962      0.76     194,592      8.055      5.497       91.41     665.9
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       700    128,616,551    100.00     183,738      7.740      6.677       91.98     633.3
------------------------------------------------------------------------------------------------------------------------------------